American Century Capital Portfolios, Inc. Summary Prospectus and Prospectus Supplement Small Cap Value Fund
Supplement dated October 10, 2025 ■ Summary Prospectus and Prospectus dated August 1, 2025

As of December 9, 2025, the fund will be open to all investors.

The following changes are effective on December 9, 2025:

The first paragraph under Purchase and Sale of Fund Shares on page 5 of the summary prospectus and the prospectus is deleted.

The section entitled Closed Fund Policies on page 18 of the prospectus is deleted.

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